[logo] M F S(R)
INVESTMENT MANAGEMENT
We invented the mutual fund(r)

[graphic omitted]

MFS(R) RESEARCH FUND
ANNUAL REPORT o SEPTEMBER 30, 1998

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  7
Portfolio of Investments .................................................. 13
Financial Statements ...................................................... 18
Notes to Financial Statements ............................................. 26
Independent Auditors' Report .............................................. 32
Trustees and Officers ..................................................... 37

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HIGHLIGHTS
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o   FOR THE 12 MONTHS ENDED SEPTEMBER 30, 1998, CLASS A SHARES OF THE FUND
    PROVIDED A TOTAL RETURN AT NET ASSET VALUE OF -0.89%, CLASS B SHARES -1.54%, CLASS C SHARES -1.51%, AND CLASS I SHARES -0.55%. (SEE PERFORMANCE SUMMARY FOR MORE INFORMATION. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.)

o IN A PERIOD OF MARKET VOLATILITY, WE WILL SEEK TO UPGRADE THE FUND'S PORTFOLIO BY INCREASING POSITIONS IN COMPANIES IN WHICH WE FEEL MOST CONFIDENT. OFTEN, WE WILL BE ABLE TO DO SO AT ATTRACTIVE SHARE PRICES RESULTING FROM BROAD MARKET DECLINES.

o THE RESEARCH COMMITTEE BELIEVES THAT ITS FOCUS ON FUNDAMENTAL ANALYSIS WILL HELP IT JUDGE GOOD COMPANIES WHOSE PRICES MAY SWING INDISCRIMINATELY, AS OPPOSED TO COMPANIES THAT MAY BE EXPERIENCING SOME FUNDAMENTAL DETERIORATION.

o WE HAVE FOUND WHAT WE BELIEVE ARE GOOD COMPANIES THAT CAN MAINTAIN EARNINGS GROWTH IN A DOWN MARKET IN INDUSTRIES SUCH AS PHARMACEUTICALS, RETAIL, AND TECHNOLOGY.



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NOT FDIC INSURED                 MAY LOSE VALUE              NO BANK GUARANTEE
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

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
In the coming year, MFS will celebrate its 75th anniversary. In 1924, our Massachusetts Investors Trust, the nation's first mutual fund, opened to the public and helped launch a revolution in investing that continues today. In the 75 years since, MFS has grown with its investors not only through bear markets, economic and political turmoil, wars, and oil shortages, but also through long periods of growth and prosperity. We are very proud of our record of investment management and service to shareholders throughout our history.

One of the best ways for us to serve our shareholders is to help them understand some of the reasons behind developments in the investment markets and, when necessary, to take a more cautious outlook. This is particularly important during periods of market volatility such as we are experiencing this year, when equity prices do not follow a straight course. In light of this volatility, it is clear that equity valuations have risen to a point at which stock prices have become vulnerable to changes in the investment environment such as a slowing economy, earnings disappointments, and global economic and political turmoil. While we continue to hold a favorable long-term outlook for the equity markets, we also believe that the recent market correction was overdue but was also a healthy near-term event that should rid the financial system of excesses that have developed.

Currently, equity investors seem to be focused on the slowdown in corporate earnings and, more recently, on the continuing uncertainty overseas, particularly in Russia and some of the emerging markets. In the second quarter, for example, average earnings growth for companies in the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance, was about 3%, well below what people were expecting a year ago. As a result of this and continuing concerns about Asia and emerging markets, the stock markets pulled back from the record-high levels set in mid-July. Although the U.S. stock market has responded positively to reductions in interest rates by the Federal Reserve Board, the market's retreat helped correct some -- but not all -- of the overvaluations that had been building for some time. Prior to July, equity prices had been rising without a corresponding increase in corporate earnings. As a result, price-to-earnings (P/E) ratios, or the amount investors paid for stocks in relation to companies' earnings per share, also went up. If this year's downturn helps create more reasonable valuations, we believe it could provide a sounder long-term foundation for the equity markets. On another positive note, interest rates have begun to decline as inflation has remained low. In an environment of low interest rates, stocks become more attractive than most fixed-income investments, while low inflation helps control companies' costs.

Internationally, the economic turmoil in Asia continues to be a concern to us, while Russia is facing political and economic uncertainty and Latin American economies are feeling substantial pressure. We believe the United States has yet to see the full impact of this crisis. There have been brief periods of improvement in a few countries and countries such as Japan and Brazil have taken positive steps toward economic reform but, for the most part, most of these economies are still very weak. At the same time, the Asian turmoil has had the beneficial effect of moderating U.S. growth and keeping inflation in check, which has helped establish a favorable interest-rate environment.

Countering the situation in Asia has been the growing strength of European economies, although European equity markets have also seen some volatility this year. But as these countries move toward economic union, they are benefiting from a convergence of interest rates to lower levels, a rapid expansion of manufacturing and service businesses, and an increasingly strong consumer sector. This has helped American exporters offset some of their Asian losses while providing investment opportunities in developed and emerging European markets.

Given the uncertainty arising from these conflicting developments, we believe that it is prudent to remind investors of the need to take a long-term view and to diversify their investments across a range of asset classes. This includes portfolios that focus on bond and international investments as well as on the U.S. stock market. At MFS, we also believe our decades-long commitment to original, company-by-company research gives us an advantage by helping us find companies that we think can keep growing or gain market share during periods of turmoil. To help fulfill this commitment and to provide the broadest possible coverage of industry sectors and individual companies, MFS continues to increase its number of full-time research analysts, who thoroughly investigate each company's earnings potential and position in its industry as well as the overall prospects for that industry.

We also use active portfolio management on the fixed-income side, using our extensive research and credit analysis to help reduce the potential for price declines and enhance the opportunity for appreciation. Every year, both fixed-income and equity managers meet with thousands of credit issuers and companies. They also attend many presentations, closely follow sources of industry research, and keep track of competitors.

As we have for 75 years, we will continue to apply this discipline of thorough, bottom-up research to both the equity and fixed-income markets because we believe it offers the best potential for providing favorable long- term performance for our shareholders -- regardless of changes in the overall market environment.

We appreciate your confidence and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    October 14, 1998

MANAGEMENT REVIEW AND OUTLOOK

[Photo of Kevin R. Parke]
     Kevin R. Parke

For the 12 months ended September 30, 1998, Class A shares of the Fund provided a total return of -0.89%, Class B shares -1.54%, Class C shares -1.51%, and Class I shares -0.55%. These returns, which include the reinvestment of distributions but exclude the effects of any sales charges, compare to a 9.05% return for the S&P 500 for the same period.

Q. WHAT WERE SOME OF THE MAJOR FACTORS THAT CONTRIBUTED TO THE FUND'S PERFORMANCE OVER THE PAST 12 MONTHS?

A. The strongest segments of the portfolio were health care, utilities and communications, and retail. Our investments in pharmaceutical companies and retail drug store chains such as CVS and Rite Aid benefited from the continued influence of the managed health care system, which is driving an increase in prescription volume. In technology, share prices of many companies have been under pressure; however, we feel that is largely due to investor psychology and does not indicate fundamental problems in these companies. In fact, we believe that the technology sector is among the most vibrant in the U.S. economy and we anticipate healthy earnings performance from the leading companies in the industry.

Q. WILL THE CURRENT EQUITY MARKET VOLATILITY IMPACT THE WAY YOU MANAGE THE FUND? IF SO, HOW?

A. No, our research and stock-selection process remains the same in all markets. At MFS, we view volatility as an opportunity to press our Original ResearchSM advantage. In the most volatile times, share prices of even good companies can move indiscriminately. Our research helps us separate high-quality companies that are trading at attractive values from those that have experienced some fundamental change that has caused their share prices to drop. We have used market volatility to add to our positions in stocks in which we're most confident, such as Tyco International and Pfizer.

Q. WHAT'S YOUR OUTLOOK FOR THE EQUITY MARKET THROUGH THE END OF 1998 AND EARLY 1999?

A. We believe that earnings expectations drive the market, and we expect earnings to be essentially flat into the first half of 1999. In addition, we also see significant valuation risk in this type of market because companies that are producing meaningful earnings growth are being rewarded with very high valuations. Using Original Research, we attempt to differentiate the companies producing earnings that can support high valuations and those whose market valuations may be unsustainable. We also believe that we're starting to see signs of a credit crunch that will impact more marginal companies that will be unable to survive in a slowing economy. Though we feel that these developments are significant and will affect the market for the next three to four quarters, we also believe that the market as a whole, as well as our own investment portfolios, will emerge stronger when share prices begin to rebound.

Q.  WHAT ARE SOME OF THE FUND'S BEST IDEAS CURRENTLY?

A. Cisco is one of our best ideas. The company is the leading supplier of routing and switching equipment to Internet service providers. Its products are essential to the expansion and smooth operation of the Internet, and its earnings are growing at more than 30% per year. Pfizer is, we believe, the leading pharmaceutical company in the world today. It has a strong pipeline of current and future products, led by Viagra and other widely used drugs. We expect further earnings momentum from the company when Viagra is introduced in Europe in late 1998. Additionally, the company is co-marketing with Monsanto a promising arthritis drug called Celebra, which should be available in 1999. Guidant is another strong idea, we feel. The company manufactures medical products used in the treatment of heart ailments and has taken market share away from some of the industry's biggest companies. Guidant also recently acquired Intermedics, which we feel could push its revenue growth to approximately 15% per year. We believe that the company's long-term earnings growth profile, coupled with its current share price, makes it an attractive value.

Q. PLEASE DISCUSS SOME OF THE SIGNIFICANT CHANGES TO THE FUND'S HOLDINGS OVER THE PAST 12 MONTHS.

A. We cut back on our energy and basic materials weightings based on those industries' poor fundamental near-term outlook. We sharply reduced our positions in Coca-Cola and Compaq based on their high valuations relative to their growth prospects. We have also boosted our position in MCI Worldcom. We feel that it is well positioned to be the world's leading large-capitalization telecommunications company.

Q. WHAT SORT OF ADDITIONS OR CHANGES HAVE YOU MADE TO THE COMMITTEE OF ANALYSTS TO ENHANCE YOUR ANALYTICAL REACH AND DEPTH?

A. We have increased our research staff significantly in the past year. By expanding staff, we have broadened the scope of our overall coverage while limiting the number of industries individual analysts are expected to cover. The analysts can now narrow their focus, and MFS is assured of greater depth of coverage in each industry as a result.

/s/ Kevin R. Parke

    Kevin R. Parke
    Director of Equity Research

The committee of MFS research analysts is responsible for the day-to-day management of the Fund under the general supervision of Mr. Parke.

The opinions expressed in this report are those of the Director of Equity Research and are only through the end of the period of the report as stated on the cover. His views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

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FUND FACTS
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  OBJECTIVE:             SEEKS LONG-TERM GROWTH OF CAPITAL AND FUTURE INCOME.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS: OCTOBER 13, 1971

  CLASS INCEPTION:       CLASS A  OCTOBER 13, 1971
                         CLASS B  SEPTEMBER 7, 1993
                         CLASS C  JANUARY 3, 1994
                         CLASS I  JANUARY 2, 1997

  SIZE:                  $5.4 BILLION NET ASSETS AS OF SEPTEMBER 30, 1998

PERFORMANCE SUMMARY

The following information illustrates the historical performance of the Fund's original share class in comparison to various market indicators. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary for more information.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the 5-year period ended September 30, 1998)

            MFS Research         S&P 500         Consumer Price
           Fund - Class A    Composite Index      Index - U.S.
---------------------------------------------------------------
9/93          $ 9,427            $10,000            $10,000
9/94           10,155             10,369             10,296
9/95           12,642             13,453             10,558
9/96           15,997             16,188             10,875
9/97           20,591             22,736             11,110
9/98           20,409             24,792             11,275

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the 10-year period ended September 30, 1998)

            MFS Research         S&P 500         Consumer Price
           Fund - Class A    Composite Index      Index - U.S.
---------------------------------------------------------------
9/88          $ 9,427            $10,000            $10,000
9/90           10,713             12,072             11,077
9/92           15,097             17,583             11,795
9/94           20,861             20,602             12,471
9/96           32,863             32,165             13,172
9/98           41,924             49,261             13,656

AVERAGE ANNUAL TOTAL RETURNS THROUGH SEPTEMBER 30, 1998

CLASS A

                              1 Year    3 Years    5 Years      10 Years/Life
-----------------------------------------------------------------------------
Average Annual Total Return   -0.89%    +17.31%    +16.71%            +16.09%
-----------------------------------------------------------------------------
SEC Results                   -6.59%    +15.02%    +15.33%            +15.41%
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CLASS B

                              1 Year    3 Years    5 Years      10 Years/Life
-----------------------------------------------------------------------------
Average Annual Total Return   -1.54%    +16.51%    +15.87%            +15.68%
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SEC Results                   -5.31%    +15.76%    +15.65%            +15.68%
-----------------------------------------------------------------------------

CLASS C

                              1 Year    3 Years    5 Years      10 Years/Life
-----------------------------------------------------------------------------
Average Annual Total Return   -1.51%    +16.54%    +15.94%            +15.71%
-----------------------------------------------------------------------------
SEC Results                   -2.46%    +16.54%    +15.94%            +15.71%
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CLASS I

                              1 Year    3 Years    5 Years      10 Years/Life
-----------------------------------------------------------------------------
Average Annual Total Return   -0.55%    +17.55%    +16.85%            +16.16%
-----------------------------------------------------------------------------

COMPARATIVE INDICES

                              1 Year    3 Years    5 Years      10 Years/Life
-----------------------------------------------------------------------------
Average growth fund*          -1.44%    +14.73%    +14.35%            +14.57%
-----------------------------------------------------------------------------
Standard & Poor's 500
 Composite Index+             +9.05%    +22.60%    +19.91%            +17.29%
-----------------------------------------------------------------------------
Consumer Price Index+#        +1.49%    + 2.21%    + 2.43%            + 3.17%
-----------------------------------------------------------------------------
* Source: Lipper Analytical Services, Inc.
+ Source: CDA/Wiesenberger.
# The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).

NOTES TO PERFORMANCE SUMMARY

Class A share ("A") SEC results include the maximum 5.75% sales charge. Class B share ("B") SEC results reflect the applicable contingent deferred sales charge
(CDSC), which declines over six years from 4% to 0%. Class C shares ("C") have no initial sales charge but, like B, have higher annual fees and expenses than
A. C SEC results reflect the 1% CDSC applicable to shares redeemed within 12 months. Class I shares ("I") have no sales charge or Rule 12b-1 fees and are only available to certain institutional investors.

B and C results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of A for periods prior to the inception of B and C. Because operating expenses of B and C are higher than those of A, B and C performance generally would have been lower than A performance. The A performance included in the B and C SEC performance has been adjusted to reflect the CDSC generally applicable to B and C rather than the initial sales charge generally applicable to A.

I results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of A for periods prior to the inception of I. Because operating expenses of A are greater than those of I, I performance generally would have been higher than A performance. The A performance included in the I performance has been adjusted to reflect the fact that I have no initial sales charge.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

RESULTS OF SHAREHOLDER MEETING

At the special meeting of shareholders of MFS Research Fund (the "Fund") which was held on Wednesday, October 15, 1998, the following items were voted on by shareholders (67% of the shares voting on an item must vote "for" in order for that item to be approved):

ITEM 1. To approve a new investment advisory agreement between Massachusetts Financial Services Company and MFS Series Trust V on behalf of the Fund.

                                        SHARES VOTED                 % OF VOTED
                                       --------------                ----------
          For                          89,710,261.00                    68.78%
          Against                      14,440,422.00                    11.07%
          Abstain                       6,174,043.00                     4.73%
          Broker Non-Vote              20,111,386.00                    15.42%
                                      --------------               ----------
          TOTAL                       130,436,112.00                   100.00%

ITEM 2A. To approve the elimination of the restriction concerning investment in other investment companies.

                                        SHARES VOTED                 % OF VOTED
                                       --------------                ----------
          For                          91,593,673.00                    70.22%
          Against                      11,840,315.00                     9.08%
          Abstain                       6,890,736.00                     5.28%
          Broker Non-Vote              20,111,386.00                    15.42%
                                      --------------               ----------
          TOTAL                       130,436,110.00                   100.00%

ITEM 2B. To approve the elimination of the restriction concerning investments in unseasoned issuers.

                                        SHARES VOTED                 % OF VOTED
                                       --------------                ----------
          For                          86,889,736.00                    66.62%
          Against                      16,046,795.00                    12.30%
          Abstain                       7,388,195.00                     5.66%
          Broker Non-Vote              20,111,386.00                    15.42%
                                      --------------               ----------
          TOTAL                       130,436,112.00                   100.00%

ITEM 2C. To approve the elimination of the restriction concerning transactions with affiliates.

                                       SHARES VOTED                 % OF VOTED
          For                          90,486,548.00                    69.37%
          Against                      12,758,098.00                     9.78%
          Abstain                       7,080,079.00                     5.43%
          Broker Non-Vote              20,111,386.00                    15.42%
                                      --------------               ----------
          TOTAL                       130,436,111.00                   100.00%

ITEM 2D. To approve the elimination of the restriction concerning purchasing securities on margin.

                                        SHARES VOTED                 % OF VOTED
                                       --------------                ----------
          For                          85,771,237.00                    65.76%
          Against                      17,176,048.00                    13.17%
          Abstain                       7,377,438.00                     5.65%
          Broker Non-Vote              20,111,387.00                    15.42%
                                      --------------               ----------
          TOTAL                       130,436,110.00                   100.00%

ITEM 2E.  To approve the elimination of the restriction concerning short sales.

                                        SHARES VOTED                 % OF VOTED
                                       --------------                ----------
          For                          86,800,208.00                    66.55%
          Against                      16,064,676.00                    12.32%
          Abstain                       7,459,840.00                     5.71%
          Broker Non-Vote              20,111,386.00                    15.42%
                                      --------------               ----------
          TOTAL                       130,436,110.00                   100.00%

ITEM 2F. To approve the elimination of the restriction concerning certain types of options.

                                        SHARES VOTED                 % OF VOTED
                                       --------------                ----------
          For                          87,721,544.00                    67.25%
          Against                      14,723,817.00                    11.29%
          Abstain                       7,879,365.00                     6.04%
          Broker Non-Vote              20,111,385.00                    15.42%
                                      --------------               ----------
          TOTAL                       130,436,111.00                   100.00%

ITEM 3. Ratification of selection of Deloitte & Touche LLP as independent public accountants of the Fund.

                                        SHARES VOTED                 % OF VOTED
                                       --------------                ----------
          For                         121,651,079.00                    93.26%
          Against                       2,537,522.00                     1.95%
          Abstain                       6,247,511.00                     4.79%
                                      --------------               ----------
          TOTAL                       130,436,112.00                   100.00%

PORTFOLIO CONCENTRATION AS OF SEPTEMBER 30, 1998

FIVE LARGEST STOCK SECTORS

TECHNOLOGY                         23.1%
FINANCIAL SERVICES                 18.4%
HEALTH CARE                        12.1%
CONSUMER STAPLES                   10.3%
RETAILING                           8.2%

TOP 10 STOCK HOLDINGS

MICROSOFT CORP.  4.8%                           BRITISH PETROLEUM PLC, ADR  2.5%
Computer software and systems company           Oil exploration and production company

PHILIP MORRIS COS., INC.  3.3%                  AMERICAN HOME PRODUCTS CORP.  2.4%
Tobacco, food, and beverage conglomerate        Pharmaceutical and home products company

TYCO INTERNATIONAL LTD.  3.0%                   HBO & CO.  2.3%
Security systems, packaging, and electronic     Health care information systems provider
equipment conglomerate
                                                BMC SOFTWARE, INC.  2.0%
INTEL CORP.  2.6%                               Computer software company
Semiconductor manufacturer
                                                UNITED TECHNOLOGIES CORP.  1.9%
MCI WORLDCOM, INC.  2.5%                        Aerospace, defense, and building equipment
Telecommunications company                      company

Portfolio information is as of September 30, 1998. The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS -- September 30, 1998

Stocks - 98.3%
-----------------------------------------------------------------------------
ISSUER                                                 SHARES           VALUE
-----------------------------------------------------------------------------
U.S. Stocks - 90.7%
  Aerospace - 2.4%
    Lockheed-Martin Corp.                          281,400   $     28,368,638
    United Technologies Corp.                    1,345,500        102,846,656
                                                             ----------------
                                                             $    131,215,294
-----------------------------------------------------------------------------
  Automotive
    Federal-Mogul Corp.                               9,100  $        425,425
-----------------------------------------------------------------------------
  Banks and Credit Companies - 3.2%
    BankBoston Corp.                                693,740  $     22,893,420
    Chase Manhattan Corp.                         1,031,708        44,621,371
    Comerica, Inc.                                  665,000        36,450,312
    National City Corp.                             750,000        49,453,125
    PNC Bank Corp.                                  500,417        22,518,765
                                                             ----------------
                                                             $    175,936,993
-----------------------------------------------------------------------------
  Business Machines - 1.9%
    Sun Microsystems, Inc.*                      1,569,400   $     78,175,738
    Xerox Corp.                                    263,500         22,331,625
                                                             ----------------
                                                             $    100,507,363
-----------------------------------------------------------------------------
  Chemicals - 1.0%
    Cambrex Corp.                                  624,100   $     14,705,356
    Cytec Industries, Inc.*                        662,200         11,836,825
    E.I. du Pont de Nemours & Co.                  469,800         26,367,525
                                                             ----------------
                                                             $     52,909,706
-----------------------------------------------------------------------------
  Computer Hardware - Systems - 0.8%
    EMC Corp.*                                     751,900   $     42,999,281
                                                             ----------------
  Computer Software - Personal Computers - 5.4%
    Electronic Arts, Inc.*                         748,700   $     32,849,212
    Microsoft Corp.*                             2,344,300        258,019,519
                                                             ----------------
                                                             $    290,868,731
-----------------------------------------------------------------------------
  Computer Software - Systems - 7.9%
    AccuStaff, Inc.*                               991,500   $     14,438,719
    BMC Software, Inc.*                          1,744,900        104,803,056
    Cadence Design Systems, Inc.*                2,420,650         61,877,866
    Computer Associates International, Inc.      1,128,175         41,742,475
    Compuware Corp.*                             1,271,300         74,847,788
    Oracle Corp.*                                3,467,587        100,993,471
    Synopsys, Inc.*                                965,300         32,156,556
                                                             ----------------
                                                             $    430,859,931
-----------------------------------------------------------------------------
  Consumer Goods and Services - 11.8%
    Clorox Co.                                     516,200   $     42,586,500
    Colgate-Palmolive Co.                          755,900         51,779,150
    Dial Corp.                                   1,363,300         28,118,062
    Gillette Co.                                 1,744,500         66,727,125
    Newell Co.                                     560,700         25,827,244
    Philip Morris Cos., Inc.                     3,786,750        174,427,172
    Procter & Gamble Co.                           964,900         68,447,594
    Revlon, Inc., "A"*                             687,500         21,871,094
    Tyco International Ltd.                      2,882,174        159,240,113
                                                             ----------------
                                                             $    639,024,054
-----------------------------------------------------------------------------
  Containers - 0.5%
    Stone Container Corp.*                       3,067,600   $     26,458,050
-----------------------------------------------------------------------------
  Electrical Equipment - 1.9%
    Emerson Electric Co.                         1,614,100   $    100,477,725
-----------------------------------------------------------------------------
  Electronics - 2.9%
    Analog Devices, Inc.*                          975,299   $     15,665,740
    Intel Corp.                                  1,621,400        139,035,050
                                                             ----------------
                                                             $    154,700,790
-----------------------------------------------------------------------------
  Entertainment - 2.1%
    CBS Corp.                                    1,433,200   $     34,755,100
    Jacor Communications, Inc.*                    648,000         32,805,000
    MediaOne Group, Inc.*                          804,700         35,758,856
    Mirage Resorts, Inc.*                          627,100         10,503,925
                                                             ----------------
                                                             $    113,822,881
-----------------------------------------------------------------------------
  Financial Institutions - 4.8%
    American Express Co.                           354,600   $     27,525,825
    Associates First Capital Corp., "A"            433,423         28,280,851
    CIT Group, Inc., "A"                           324,100          8,305,063
    Federal Home Loan Mortgage Corp.             1,235,800         61,094,862
    Federal National Mortgage Assn                 898,800         57,747,900
    First Union Corp.                            1,050,452         53,770,012
    Morgan Stanley Dean Witter & Co.               570,600         24,571,462
                                                             ----------------
                                                             $    261,295,975
-----------------------------------------------------------------------------
  Food and Beverage Products - 1.3%
    Archer-Daniels-Midland Co.                   1,676,535   $     28,081,961
    Hershey Foods Corp.                            254,100         17,389,969
    McCormick & Co., Inc.                          498,900         14,499,281
    Nabisco Holdings Corp., "A"                    248,050          8,914,297
                                                             ----------------
                                                             $     68,885,508
-----------------------------------------------------------------------------
  Insurance - 7.4%
    Allstate Corp.                                 841,620   $     35,085,034
    American International Group, Inc.             136,500         10,510,500
    CIGNA Corp.                                    855,400         56,563,325
    Conseco, Inc.                                1,878,757         57,419,511
    Equitable Cos., Inc.                           685,500         28,362,563
    FPIC Insurance Group, Inc.*                    181,600          5,039,400
    Hartford Financial Services Group, Inc.      1,117,500         53,011,406
    Lincoln National Corp.                         888,400         73,070,900
    Nationwide Financial Services, Inc., "A"       599,100         27,221,606
    ReliaStar Financial Corp.                    1,044,163         40,722,357
    Travelers Group, Inc.                          424,600         15,922,500
                                                             ----------------
                                                             $    402,929,102
-----------------------------------------------------------------------------
  Machinery - 0.5%
    Lear Corp.*                                     630,200  $     27,571,250
-----------------------------------------------------------------------------
  Manufacturing - 0.2%
    Illinois Tool Works, Inc.                       225,800  $     12,306,100
-----------------------------------------------------------------------------
  Medical and Health Products - 5.7%
    American Home Products Corp.                 2,454,600   $    128,559,675
    Boston Scientific Corp.*                       693,540         35,630,618
    Bristol-Myers Squibb Co.                       483,900         50,265,112
    Pfizer, Inc.                                   894,800         94,792,875
                                                             ----------------
                                                             $    309,248,280
                                                             ----------------
  Medical and Health Technology and Services - 6.2%
    Cardinal Health, Inc.                           353,300  $     36,478,225
    Columbia/HCA Healthcare Corp.                 1,508,200        30,258,263
    Guidant Corp.                                   640,500        47,557,125
    HBO & Co.                                     4,168,700       120,371,212
    HealthSouth Corp.*                            2,797,068        29,544,031
    United Healthcare Corp.                       2,018,700        70,654,500
                                                             ----------------
                                                             $    334,863,356
-----------------------------------------------------------------------------
  Metals and Minerals - 0.2%
    Minerals Technologies, Inc.                    261,000   $     11,500,313
-----------------------------------------------------------------------------
  Oil Services - 0.2%
    Cooper Cameron Corp.*                          471,100   $     13,249,688
-----------------------------------------------------------------------------
  Oils - 2.2%
    Chevron Corp.                                  642,600   $     54,018,562
    Exxon Corp.                                     60,400          4,239,325
    Texaco, Inc.                                 1,000,500         62,718,844
                                                             ----------------
                                                             $    120,976,731
-----------------------------------------------------------------------------
  Pollution Control - 0.5%
    Browning Ferris Industries, Inc.               972,500   $     29,418,125
-----------------------------------------------------------------------------
  Restaurants and Lodging - 2.5%
    Cendant Corp.*                                3,422,670  $     39,788,539
    CKE Restaurants, Inc.                         1,153,100        34,304,725
    McDonalds Corp.                                 521,700        31,138,969
    Outback Steakhouse, Inc.*                       939,000        24,766,125
    Promus Hotel Corp.*                             248,941         6,861,436
                                                             ----------------
                                                             $    136,859,794
-----------------------------------------------------------------------------
  Special Products and Services - 0.9%
    Newport News Shipbuilding, Inc.++             1,853,700  $     49,702,331
-----------------------------------------------------------------------------
  Stores - 5.3%
    American Stores Co.                             592,700  $     19,077,531
    CompUSA, Inc.*                                  670,500        11,608,031
    CVS Corp.                                     1,559,200        68,312,450
    Dayton-Hudson Corp.                             746,200        26,676,650
    Home Depot, Inc.                                970,400        38,330,800
    Office Depot, Inc.*                           1,181,400        26,507,663
    Rite Aid Corp.                                2,715,300        96,393,150
                                                             ----------------
                                                             $    286,906,275
-----------------------------------------------------------------------------
  Supermarkets - 2.8%
    Albertsons, Inc.                                351,100  $     19,003,287
    Meyer (Fred), Inc.*                           1,089,050        42,336,819
    Safeway, Inc.*                                1,974,000        91,544,250
                                                             ----------------
                                                             $    152,884,356
-----------------------------------------------------------------------------
  Telecommunications - 6.4%
    Aspect Telecommunications Corp.*              2,292,900  $     55,029,600
    Cisco Systems, Inc.*                          1,543,725        95,421,502
    Intermedia Communications, Inc.*                678,400        16,663,200
    MCI Worldcom, Inc.*                           2,684,174       131,189,004
    Sprint Corp.                                    676,663        48,719,736
                                                             ----------------
                                                             $    347,023,042
-----------------------------------------------------------------------------
  Utilities - Electric - 0.5%
    CalEnergy Co., Inc.*                          1,053,800  $     27,925,700
-----------------------------------------------------------------------------
  Utilities - Gas - 1.3%
    Columbia Energy Group, Inc.                     272,050  $     15,948,931
    KN Energy, Inc.                               1,074,900        55,088,625
                                                             ----------------
                                                             $     71,037,556
-----------------------------------------------------------------------------
Total U.S. Stocks                                            $  4,924,789,706
-----------------------------------------------------------------------------
Foreign Stocks - 7.6%
  Bermuda - 0.8%
    Ace Ltd. (Insurance)                            914,700  $     27,441,000
    EXEL Ltd., "A" (Insurance)                      258,136        16,262,568
                                                             ----------------
                                                             $     43,703,568
-----------------------------------------------------------------------------
  France - 0.7%
    Alcatel Alsthom Compagnie,
     ADR (Telecommunications)                     2,048,500  $     34,824,500
-----------------------------------------------------------------------------
  Italy - 0.7%
    Istituto Mobiliare Italiano S.p.A
      (Banks and Credit Cos.)                     2,824,900  $     37,351,217
-----------------------------------------------------------------------------
  Japan - 0.8%
    Sony Corp. (Electronics)                        622,000  $     43,300,909
                                                             ----------------
  Netherlands - 0.9%
    ING Groep N.V. (Financial Services)          1,091,830   $     49,272,507
                                                             ----------------
  Sweden - 0.2%
    Skandia Forsakrings AB (Insurance)             853,311   $     11,118,059
                                                             ----------------
  United Kingdom - 3.5%
    British Aerospace (Aerospace and
      Defense)*                                  4,065,100   $     24,649,314
    British Petroleum PLC, ADR (Oils)            1,510,291        131,772,890
    Jarvis Hotels PLC (Restaurants
      and Lodging)+                              7,179,295         12,925,670
    LucasVarity PLC (Automotive)                 6,966,700         21,417,613
                                                             ----------------
                                                             $    190,765,487
-----------------------------------------------------------------------------
Total Foreign Stocks                                         $    410,336,247
-----------------------------------------------------------------------------
Total Stocks (Identified Cost, $4,816,940,580)               $  5,335,125,953
-----------------------------------------------------------------------------
Short-Term Obligations - 1.3%
-----------------------------------------------------------------------------
                                          PRINCIPAL AMOUNT
                                             (000 OMITTED)
-----------------------------------------------------------------------------
    Federal Home Loan Bank, due 10/14/98    $       15,600   $     15,570,988
    Federal Home Loan Mortgage Corp.,
      due 10/09/98 - 10/28/98                       54,500         54,338,971
    Federal National Mortgage Assn.,
      due 11/12/98                                   3,000          2,981,205
-----------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost              $     72,891,164
-----------------------------------------------------------------------------
Total Investments (Identified Cost, $4,889,831,744)          $  5,408,017,117
Other Assets, Less Liabilities - 0.4%                              22,474,686
-----------------------------------------------------------------------------
Net Assets - 100.0%                                          $  5,430,491,803
-----------------------------------------------------------------------------
  * Non-income producing security.
  + Restricted security.
 ++ Affiliated issuers are those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting shares of the issuer.

See notes to financial statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
-----------------------------------------------------------------------------
SEPTEMBER 30, 1998
-----------------------------------------------------------------------------
Assets:
  Investments, at value:
    Unaffiliated issuers (identified cost,
      $4,858,542,933)                                       $5,358,314,786
    Affiliated issuers (identified cost, $31,288,811)           49,702,331
                                                            --------------
      Total investments, at value (identified cost,
        $4,889,831,744)                                     $5,408,017,117
                                                            --------------
  Cash                                                             200,972
  Foreign currency (identified cost, $12)                               12
  Receivable for investments sold                               88,470,956
  Receivable for Fund shares sold                               14,534,144
  Dividends receivable                                           6,702,534
  Other assets                                                      31,620
                                                            --------------
      Total assets                                          $5,517,957,355
                                                            --------------
Liabilities:
  Payable for investments purchased                          $  62,065,858
  Payable for Fund shares reaquired                             24,498,231
  Payable to affiliates -
    Management fee                                                  50,955
    Shareholder servicing agent fee                                 17,261
    Distribution and service fee                                   104,835
    Administrative fee                                               1,027
  Accrued expenses and other liabilities                           727,385
                                                            --------------
      Total liabilities                                      $  87,465,552
                                                            --------------
Net assets                                                  $5,430,491,803
                                                            ==============
Net assets consist of:
  Paid-in capital                                           $4,688,242,497
  Unrealized appreciation on investments and translation
    of assets and liabilities in foreign currencies            518,187,360
  Accumulated undistributed net realized gain on
    investments and foreign currency transactions              224,168,427
  Accumulated net investment loss                                 (106,481)
                                                            --------------
      Total                                                 $5,430,491,803
                                                            ==============
Shares of beneficial interest outstanding                    256,580,218
                                                             ===========
Class A shares:
  Net asset value per share
    (net assets of $2,611,866,296 / 121,774,044 shares of
     beneficial interest outstanding)                          $21.45
                                                               ======
  Offering price per share (100 / 94.25)                       $22.76
                                                               ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $2,237,569,856 / 107,048,695 shares of
     beneficial interest outstanding)                          $20.90
                                                               ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $563,504,782 / 26,942,067 shares of
     beneficial interest outstanding)                          $20.92
                                                               ======
Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $17,550,869 / 815,412 shares of
     beneficial interest outstanding)                          $21.52
                                                               ======

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements

Statement of Operations
------------------------------------------------------------------------------
YEAR ENDED SEPTEMBER 30, 1998
------------------------------------------------------------------------------
Net investment income:

  Income -
    Dividends (including $280,520 received from
      affiliated issuers)                                       $  55,323,440
    Interest                                                        7,179,981
    Foreign taxes withheld                                         (1,008,102)
                                                                -------------
      Total investment income                                   $  61,495,319
                                                                -------------
  Expenses -
    Management fee                                              $  18,088,633
    Trustees' compensation                                            134,456
    Shareholder servicing agent fee                                 6,287,461
    Distribution and service fee (Class A)                          9,198,981
    Distribution and service fee (Class B)                         22,103,603
    Distribution and service fee (Class C)                          5,519,535
    Administrative fee                                                350,786
    Custodian fee                                                   1,107,677
    Interest                                                           78,670
    Printing                                                          210,504
    Postage                                                           625,968
    Auditing fees                                                      37,064
    Legal fees                                                          7,613
    Miscellaneous                                                   3,526,098
                                                                -------------
      Total expenses                                            $  67,277,049
    Fees paid indirectly                                             (248,824)
                                                                -------------
      Net expenses                                              $  67,028,225
                                                                -------------
        Net investment loss                                     $  (5,532,906)
                                                                -------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                     $ 257,614,285
    Foreign currency transactions                                    (323,697)
                                                                -------------
        Net realized gain on investments and
          foreign currency transactions                         $ 257,290,588
                                                                -------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                 $(379,657,296)
    Translation of assets and liabilities in
      foreign currencies                                                8,047
                                                                -------------
        Net unrealized loss on investments                      $(379,649,249)
                                                                -------------
          Net realized and unrealized loss on
            investments and foreign currency                    $(122,358,661)
                                                                -------------
            Decrease in net assets from operations              $(127,891,567)
                                                                =============

See notes to financial statements

Statement of Changes in Net Assets
------------------------------------------------------------------------------------------------
YEAR ENDED SEPTEMBER 30,                                           1998                     1997
------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                    $   (5,532,906)          $   (4,520,781)
  Net realized gain on investments and foreign currency
    transactions                                            257,290,588              185,554,597
  Net unealized gain (loss) on investments and foreign
    currency translation                                   (379,649,249)             623,455,845
                                                         --------------           --------------
    Increase (decrease) in net assets from operations    $ (127,891,567)          $  804,489,661
                                                         --------------           --------------
Distributions declared to shareholders -
  From net investment income (Class A)                   $   --                   $     (394,105)
  From net investment income (Class C)                       --                           (6,127)
  From net realized gain on investments and foreign
    currency transactions (Class A)                        (104,270,556)             (56,495,941)
  From net realized gain on investments and foreign
    currency transactions (Class B)                         (78,726,547)             (41,918,137)
  From net realized gain on investments and foreign
    currency transactions (Class C)                         (19,503,877)              (9,190,644)
  From net realized gain on investments and foreign
    currency transactions (Class I)                            (848,087)              --
  In excess of net investment income (Class A)               --                       (1,113,029)
  In excess of net investment income (Class C)               --                          (17,305)
                                                         --------------           --------------
    Total distributions declared to shareholders         $ (203,349,067)          $ (109,135,288)
                                                         --------------           --------------
Net increase in net assets from Fund share transactions  $1,220,544,995           $2,056,992,568
                                                         --------------           --------------
      Total increase in net assets                       $  889,304,361           $2,752,346,941
Net assets:
  At beginning of period                                  4,541,187,442            1,788,840,501
                                                         --------------           --------------

  At end of period (including accumulated net investment
  loss of $106,481 and $990,511, respectively)           $5,430,491,803           $4,541,187,442
                                                         ==============           ==============

See notes to financial statements

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------

YEAR ENDED SEPTEMBER 30,                1998              1997            1996            1995            1994            1993
------------------------------------------------------------------------------------------------------------------------------
                                    CLASS  A
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period $22.69            $18.53          $15.61          $12.59          $14.47          $12.18
                                      ------            ------          ------          ------          ------          ------

Income from investment operations# -
  Net investment income(S)            $ 0.05            $ 0.04          $ 0.06          $ 0.08          $ 0.02          $ 0.11
  Net realized and unrealized
   gain (loss) on investments
   and foreign currency
   transactions                        (0.30)             5.07            3.88            2.99            1.01            3.15
                                      ------            ------          ------          ------          ------          ------
    Total from investment
      operations                      $(0.25)           $ 5.11          $ 3.94          $ 3.07          $ 1.03          $ 3.26
                                      ------            ------          ------          ------          ------          ------
Less distributions declared
 to shareholders -
  From net investment income          $  --              $(0.01)         $(0.05)         $(0.02)         $(0.03)         $(0.07)
  From net realized gain on
   investments and foreign
   currency transactions               (0.99)            (0.92)          (0.97)          (0.03)          (2.87)          (0.90)
  In excess of net investment
   income                               --               (0.02)           --              --             (0.01)           --
                                      ------            ------          ------          ------          ------          ------
    Total distributions
     declared to shareholders         $(0.99)           $(0.95)         $(1.02)         $(0.05)         $(2.91)         $(0.97)
                                      ------            ------          ------          ------          ------          ------
Net asset value - end of period       $21.45            $22.69          $18.53          $15.61          $12.59          $14.47
                                      ======            ======          ======          ======          ======          ======
Total return(+)                      (0.89)%            28.72%          26.54%          24.49%           7.72%          28.87%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                           0.91%             0.96%           0.91%           0.95%           0.91%           0.90%
  Net investment income                0.23%             0.18%           0.36%           0.58%           0.14%           0.36%
Portfolio turnover                       81%               79%             81%             94%             79%             93%
Net assets at end of period
  (000 omitted)                   $2,611,866        $2,201,849        $972,353        $507,784        $318,170        $294,019

   # Per share data for the periods subsequent to September 30, 1993, are based on average shares outstanding.
  ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
 (+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
 (S) The distributor did not impose a portion of its distribution fee for the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:

      Net investment income           $ --              $ --            $ --            $0.07           $ 0.01          $ --
      Ratios (to average net assets):
        Expenses##                      --                --              --             1.05%           1.01%            --
        Net investment income           --                --              --             0.48%           0.04%            --

See notes to financial statements

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED SEPTEMBER 30,                                    1992                1991                1990                1989
----------------------------------------------------------------------------------------------------------------------------
                                                        CLASS  A
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                     $11.84              $ 9.62              $11.49              $10.20
                                                          ------              ------              ------              ------
Income from investment operations -
  Net investment income                                   $ 0.07              $ 0.27              $ 0.36              $ 0.39
  Net realized and unrealized gain (loss) on
   investments and foreign currency transactions            1.27                2.21               (1.52)               2.30
                                                          ------              ------              ------              ------
    Total from investment operations                      $ 1.34              $ 2.48              $(1.16)             $ 2.69
                                                          ------              ------              ------              ------
Less distributions declared to shareholders -
  From net investment income                              $  --               $(0.26)             $(0.36)             $(0.39)
  From net realized gain on investments and
   foreign currency transactions                           (1.00)               --                 (0.35)              (1.01)
  From paid in capital                                      --                  --                  --  +++             --
                                                          ------              ------              ------              ------
    Total distributions declared to shareholders          $(1.00)             $(0.26)             $(0.71)             $(1.40)
                                                          ------              ------              ------              ------
Net asset value - end of period                           $12.18              $11.84              $ 9.62              $11.49
                                                          ======              ======              ======              ======
Total return(+)                                           11.79%              25.87%            (12.73)%              26.91%
Ratios (to average net assets)/Supplemental data:
  Expenses                                                 0.84%               0.95%               0.83%               0.88%
  Net investment income                                    0.59%               2.48%               3.21%               3.48%
Portfolio turnover                                           74%                177%                 79%                 99%
Net assets at end of period (000 omitted)               $240,366            $231,316            $202,377            $251,857

+++Per share amount was less than $0.01.
(+)Total returns for Class A shares do not include the applicable sales charge (except for reinvested dividends prior to
   October 1, 1989). If the charge had been included, the results would have been lower.

See notes to financial statements

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED SEPTEMBER 30,                1998              1997            1996            1995             1994         1993*
-----------------------------------------------------------------------------------------------------------------------------
                                    CLASS  B
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning
 of period                            $22.16            $18.19          $15.40          $12.50           $14.47        $13.95
                                      ------            ------          ------          ------           ------        ------
Income from investment operations# -
  Net investment loss                 $(0.10)           $(0.10)         $(0.06)         $(0.03)          $(0.08)       $(0.04)
  Net realized and unrealized
   gain (loss) on investments
   and foreign currency
   transactions                        (0.28)             4.97            3.82            2.96             1.00          0.56
                                      ------            ------          ------          ------           ------        ------
    Total from investment
     operations                       $(0.38)           $ 4.87          $ 3.76          $ 2.93           $ 0.92        $ 0.52
                                      ------            ------          ------          ------           ------        ------
Less distributions declared
 to shareholders -
  From net investment income          $ --              $ --            $ --            $ --  +++        $(0.02)       $ --
  From net realized gain on
   investments and foreign
   currency transactions               (0.88)            (0.90)          (0.97)          (0.03)           (2.87)         --
                                      ------            ------          ------          ------           ------        ------
     Total distributions
       declared to shareholders       $(0.88)           $(0.90)         $(0.97)         $(0.03)          $(2.89)       $ --
                                      ------            ------          ------          ------           ------        ------
Net asset value - end of
 period                               $20.90            $22.16          $18.19          $15.40           $12.50        $14.47
                                      ======            ======          ======          ======           ======        ======
Total return                         (1.54)%            27.88%          25.59%          23.55%            6.91%         3.73%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                           1.56%             1.63%           1.66%           1.78%            1.82%         2.33%+
  Net investment loss                (0.42)%           (0.49)%         (0.37)%         (0.21)%          (0.65)%       (0.89)%+
Portfolio turnover                       81%               79%             81%             94%              79%           93%
Net assets at end of period
  (000 omitted)                   $2,237,570        $1,860,130        $680,456        $178,117          $25,672          $447

  * For the period from the inception of Class B, September 7, 1993, through September 30, 1993.
  + Annualized.
 ++ Not annualized.
 +++ Per share amount was less than $0.01.
  # Per share data for the periods subsequent to September 30, 1993, are based on average shares outstanding.
 ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.

See notes to financial statements

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED SEPTEMBER 30,                           1998               1997             1996             1995          1994**
----------------------------------------------------------------------------------------------------------------------------
                                               CLASS  C
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period            $22.17             $18.22           $15.42           $12.51          $13.18
                                                 ------             ------           ------           ------          ------

Income from investment operations# -
  Net investment loss                            $(0.10)            $(0.09)          $(0.06)          $(0.02)         $(0.04)
  Net realized and unrealized gain
   (loss) on investments and foreign
   currency transactions                          (0.27)              4.96             3.83             2.96            0.62
                                                 ------             ------           ------           ------          ------
    Total from investment operations             $(0.37)            $ 4.87           $ 3.77           $ 2.94          $ 0.58
                                                 ------             ------           ------           ------          ------

Less distributions declared to shareholders -
  From net investment income                     $ --               $ -- +++         $ --             $ --            $ --
  From net realized gain on investments
   and foreign currency transactions              (0.88)             (0.92)           (0.97)           (0.03)          (1.25)
  In excess of net investment income               --                 --  +++          --  +++          --              --
                                                 ------             ------           ------           ------          ------
    Total distributions declared to
      shareholders                               $(0.88)            $(0.92)          $(0.97)          $(0.03)         $(1.25)
                                                 ------             ------           ------           ------          ------
Net asset value - end of period                  $20.92             $22.17           $18.22           $15.42          $12.51
                                                 ======             ======           ======           ======          ======
Total return                                    (1.51)%             27.87%           25.67%           23.58%           4.43%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                      1.56%              1.62%            1.67%            1.71%           1.74%+
  Net investment loss                           (0.42)%            (0.47)%          (0.38)%          (0.15)%         (0.54)%+
Portfolio turnover                                  81%                79%              81%              94%             79%
Net assets at end of period (000
  omitted)                                     $563,505           $459,809         $136,032          $25,737          $4,821

 **For the period from the inception of Class C, January 3, 1994, through September 30, 1994.
  +Annualized.
 ++Not annualized.
+++Per share amount was less than $0.01.
  #Per share data are based on average shares outstanding.
 ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.

See notes to financial statements

Financial Highlights - continued
------------------------------------------------------------------------------------------------------
YEAR ENDED SEPTEMBER 30,                                                     1998              1997***
------------------------------------------------------------------------------------------------------
                                                                         CLASS  I
------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                      $22.75               $18.34
                                                                           ------               ------
Income from investment operations# -
  Net investment income                                                    $ 0.13               $ 0.07
  Net realized and unrealized gain (loss) on investments and
    foreign currency transactions                                           (0.31)                4.34
                                                                           ------               ------
    Total from investment operations                                       $(0.18)              $ 4.41
                                                                           ------               ------
                                                                                                $
Less distributions declared to shareholders from net realized gain
  on investments and foreign currency transactions                         $(1.05)                --
                                                                           ------               ------
Net asset value - end of period                                            $21.52               $22.75
                                                                           ======               ======
Total return                                                              (0.55)%               24.05%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                                0.56%                0.63%+
  Net investment income                                                     0.57%                0.51%+
Portfolio turnover                                                            81%                  79%
Net assets at end of period (000 omitted)                                 $17,551              $19,400

*** For the period from the inception of Class I, January 2, 1997, through September 30, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund's expenses are calculated without reduction for fees paid indirectly.

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Research Fund (the Fund) is a diversified series of MFS Series Trust V (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared.

Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended September 30, 1998, $6,416,936 and $2,666,034, respectively, were reclassified to accumulated net investment loss and paid-in capital from accumulated net realized gain on investments and foreign currency transactions due to differences between book and tax accounting for net investment losses and foreign currency transactions. This change had no effect on the net assets or net asset value per share.

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. For the fiscal year ended September 30, 1998 the management fee was computed daily and paid monthly at the following annual rates:

BASED ON AVERAGE NET ASSETS               BASED ON GROSS INCOME
----------------------------------------  ------------------------------------

First $100 million                 0.40%  First $2 million               5.00%
Next $400 million                  0.32%  Next $8 million                4.00%
In excess of $500 million         0.288%  In excess of $10 million       3.60%

Effective November 1, 1998 the gross income component of the management fee will be eliminated, and the management fee will be computed daily and paid monthly at the rate of 0.43% of the average daily net assets of the Fund.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $39,556 for the year ended September 30, 1998.

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

            First $1 billion                               0.0150%
            Next $1 billion                                0.0125%
            Next $1 billion                                0.0100%
            In excess of $3 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $1,982,171 for the year ended September 30, 1998, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $358,710 for the year ended September 30, 1998. Fees incurred under the distribution plan during the year ended September 30, 1998, were 0.35% of average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $54,893 and $5,073 for Class B and Class C shares, respectively, for the year ended September 30, 1998. Fees incurred under the distribution plan during the year ended September 30, 1998, were 1.00% of average daily net assets attributable to both Class B and Class C shares.

Certain Class A shares and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended September 30, 1998, were $32,486, $2,772,815, and $136,727 for Class A, Class B, and Class C
shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.1125%. Prior to January 1, 1998, the fee was calculated as a percentage of the average daily net assets at an effective annual rate of 0.13%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $5,299,368,319 and $4,211,521,785, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                             $4,912,516,016
                                                           --------------
Gross unrealized appreciation                              $  843,095,282
Gross unrealized depreciation                                (347,594,181)
                                                           --------------
  Net unrealized appreciation                              $  495,501,101
                                                           ==============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares
                                     YEAR ENDED SEPTEMBER 30, 1998          YEAR ENDED SEPTEMBER 30, 1997
                              ------------------------------------   ------------------------------------
                                       SHARES               AMOUNT            SHARES               AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                        83,102,457       $1,939,622,831        65,650,680       $1,306,495,417
Shares issued to
  shareholders in
  reinvestment of
  distributions                     4,489,534           91,779,609         2,821,097           52,146,730
Shares transferred to Class
I                                    --                 --                  (807,081)         (14,801,865)
Shares reacquired                 (62,877,919)      (1,467,034,354)      (23,091,507)        (461,271,501)
                                  -----------       --------------        ----------       --------------
  Net increase                     24,714,072       $  564,368,086        44,573,189       $  882,568,781
                                  ===========       ==============        ==========       ==============

Class B Shares
                                     YEAR ENDED SEPTEMBER 30, 1998          YEAR ENDED SEPTEMBER 30, 1997
                              ------------------------------------   ------------------------------------
                                       SHARES               AMOUNT            SHARES               AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                        39,061,924       $  885,791,000        54,545,061       $1,060,979,848
Shares issued to
  shareholders in
  reinvestment of
  distributions                     3,258,962           65,159,056         1,931,398           35,055,000
Shares reacquired                 (19,219,913)        (433,712,058)       (9,937,744)        (194,950,157)
                                  -----------       --------------        ----------       --------------
  Net increase                     23,100,973       $  517,237,998        46,538,715       $  901,084,691
                                  ===========       ==============        ==========       ==============

Class C Shares
                                     YEAR ENDED SEPTEMBER 30, 1998          YEAR ENDED SEPTEMBER 30, 1997
                              ------------------------------------   ------------------------------------
                                       SHARES               AMOUNT            SHARES               AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                        11,258,935       $  255,375,767        15,371,511       $  299,397,595
Shares issued to
  shareholders in
  reinvestment of
  distributions                       630,442           12,602,429           345,098            6,266,936
Shares reacquired                  (5,685,657)        (128,214,722)       (2,445,437)         (48,012,155)
                                  -----------       --------------        ----------       --------------
  Net increase                      6,203,720       $  139,763,474        13,271,172       $  257,652,376
                                  ===========       ==============        ==========       ==============

Class I Shares
                                     YEAR ENDED SEPTEMBER 30, 1998        PERIOD ENDED SEPTEMBER 30, 1997*
                              ------------------------------------   -------------------------------------
                                       SHARES               AMOUNT            SHARES               AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                           118,387       $    2,814,464           140,144        $   2,789,802
Shares transferred from
  Class A                            --                 --                   807,081           14,801,865
Shares issued to
  shareholders in
  reinvestment of
  distributions                        38,865              793,621          --                 --
Shares reacquired                    (194,599)          (4,432,648)          (94,466)          (1,904,947)
                                  -----------       --------------        ----------       --------------
  Net increase (decrease)             (37,347)      $     (824,563)          852,759       $   15,686,720
                                  ===========       ==============        ==========       ==============
* For the period from the inception of Class I, January 2, 1997, through September 30, 1997.

(6) Line of Credit
The Fund and other affiliated funds participate in an $805 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. During the period, the maximum amount outstanding was $78.6 million, and $0 was outstanding at September 30, 1998. Interest expense incurred on the borrowings amounted to $67,865 for the year ended September 30, 1998, and the weighted average interest rate on these borrowings was 8.5%. The commitment fee allocated to the Fund for the year ended September 30, 1998 was $43,231.

(7) Transactions in Securities of Affiliated Issuers
Affiliated issuers, as defined under the Investment Company Act of 1940, are those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund's transactions in the securities of these issuers during the year ended September 30, 1998, is set forth below:

                                                                  ACQUISITION
                                           BEGINNING      -------------------      ENDING    DIVIDEND      ENDING
AFFILIATE                                     SHARES      SHARES         COST      SHARES      INCOME       VALUE
------------------------------------------------------------------------------------------------------------------
Newport News Shipbuilding, Inc.            1,683,500     170,200   $4,226,590   1,853,700    $280,520  $49,702,331

(8) Restricted Securities
The Fund may invest not more than 10% of its net assets in securities which are subject to legal or contractual restrictions on resale. At September 30, 1998, the Fund owned the following restricted securities (constituting 0.24% of net assets) which may not be publicly sold without registration under the Securities Act of 1933. The Fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, are valued at fair value as determined in good faith by or at the direction of the Trustees.

                                      DATE OF      SHARE
DESCRIPTION                       ACQUISITION     AMOUNT             COST          VALUE
----------------------------------------------------------------------------------------
Jarvis Hotels PLC            6/21/96 - 8/17/98  7,179,295     $19,120,401    $12,925,670

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Series Trust V and Shareholders of MFS Research Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Research Fund (one of the series constituting MFS Series Trust V) as of September 30, 1998, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended September 30, 1998, and 1997, and the financial highlights for each of the years in the ten-year period ended September 30, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at September 30, 1998 by correspondence with custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Research Fund at September 30, 1998, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
November 6, 1998

-------------------------------------------------------------------------------
FEDERAL TAX INFORMATION
-------------------------------------------------------------------------------

IN JANUARY 1999, SHAREHOLDERS WILL BE MAILED A FORM 1099 REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 1998.

THE FUND HAS DESIGNATED $119,559,108 AS A CAPITAL GAIN DIVIDEND.




                   ----------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

MFS(R) RESEARCH FUND

TRUSTEES                                     SECRETARY
Richard B. Bailey* - Private Investor;       Stephen E. Cavan*
Former Chairman and Director (until
1991), MFS Investment Management             ASSISTANT SECRETARY
                                             James R. Bordewick, Jr.*
Peter G. Harwood - Private Investor
                                             CUSTODIAN
J. Atwood Ives - Chairman and Chief          State Street Bank and Trust Company
Executive Officer, Eastern Enterprises
(diversified services company)               AUDITORS
                                             Deloitte & Touche LLP
Lawrence T. Perera - Partner, Hemenway
& Barnes (attorneys)                         INVESTOR INFORMATION For MFS stock and
                                             bond market outlooks, call toll free:
William J. Poorvu - Adjunct Professor,       1-800-637-4458 anytime from a
Harvard University Graduate School of        touch-tone telephone.
Business Administration
                                             For information on MFS mutual funds,
Charles W. Schmidt - Private Investor        call your financial adviser or, for an
                                             information kit, call toll free:
Arnold D. Scott* - Senior Executive          1-800-637-2929 any business day from 9
Vice President, Director, and                a.m. to 5 p.m. Eastern time (or leave a
Secretary, MFS Investment Management         message anytime).

Jeffrey L. Shames* - Chairman, Chief         INVESTOR SERVICE
Executive Officer, and Director, MFS         MFS Service Center, Inc.
Investment Management                        P.O. Box 2281
                                             Boston, MA 02107-9906
Elaine R. Smith - Independent
Consultant David B. Stone - Chairman         For general information, call toll
and Director, North American Management      free: 1-800-225-2606 any business day
Corp. (investment advisers)                  from 8 a.m. to 8 p.m. Eastern time.

INVESTMENT ADVISER                           For service to speech- or
Massachusetts Financial Services Company     hearing-impaired, call toll free:
500 Boylston Street                          1-800-637-6576 any business day from 9
Boston, MA 02116-3741                        a.m. to 5 p.m. Eastern time. (To use
                                             this service, your phone must be
DISTRIBUTOR                                  equipped with a Telecommunications
MFS Fund Distributors, Inc.                  Device for the Deaf.)
500 Boylston Street
Boston, MA 02116-3741                        For share prices, account balances, and
                                             exchanges, call toll free:
DIRECTOR OF EQUITY RESEARCH                  1-800-MFS-TALK (1-800-637-8255) anytime
Kevin R. Parke*                              from a touch-tone telephone.

TREASURER                                    WORLD WIDE WEB
W. Thomas London*                            www.mfs.com

Assistant Treasurers
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*


*Affiliated with the Investment Adviser

                                                                ----------------
MFS(R) RESEARCH FUND                                               Bulk Rate
                                                                  U.S. Postage
[Logo]M F S(R)                                                        Paid
INVESTMENT MANAGEMENT                                                  MFS
  We invented the mutual fund(R)                                ----------------


500 Boylston Street
Boston, MA 02116-3741










(C)1998 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741
                                                    MFR-2 11/98 484M 14/214/814